NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO -- July 15, 2022 -- The Progressive Corporation (NYSE:PGR) today reported the following results for June 2022 and the second quarter of 2022:

	June			Quarter
(millions, except per share amounts and ratios; unaudited)	2022	2021	Change	2022	2021	Change
Net premiums written	$3,877.1	$3,627.3	7%	$12,422.1	$11,480.3	8%
Net premiums earned	$3,770.2	$3,459.9	9%	$12,147.9	$10,982.3	11%
Net income (loss)	$(436.7)	$132.8	(429)%	$(542.9)	$790.1	(169)%
Per share available to common shareholders[1]	$(0.75)	$0.22	(438)%	$(0.94)	$1.34	(170)%
Total pretax net realized gains (losses) on securities	$(564.2)	$124.2	(554)%	$(1,177.7)	$461.8	(355)%
Combined ratio	94.7	100.5	(5.8) pts.	95.6	96.5	(0.9) pts.
Average equivalent common shares[1]	584.3	586.8	0%	584.3	586.8	0%
1Since we reported a net loss, the amounts reported for June 2022 and the second quarter of 2022 represent basic earnings per share and basic average equivalent shares since diluted earnings per share are antidilutive. For both periods in 2021, amounts are reported on a diluted basis.

	June
(thousands; unaudited)	2022	2021	Change
Policies in Force
Personal Lines
Agency – auto	7,619.5	8,014.2	(5) %
Direct – auto	9,557.0	9,581.3	0%
Total personal auto	17,176.5	17,595.5	(2) %
Total special lines	5,485.0	5,211.7	5%
Total Personal Lines	22,661.5	22,807.2	(1) %
Total Commercial Lines	1,024.6	916.6	12%
Total Property business	2,823.0	2,655.5	6%
Companywide Total	26,509.1	26,379.3	0%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, workers’ compensation insurance primarily for the transportation industry, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
June 2022
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,877.1

Revenues:
Net premiums earned	$3,770.2
Investment income	111.6
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	196.7
Net holding period gains (losses) on securities	(760.2)
Net impairment losses recognized in earnings	(0.7)
Total net realized gains (losses) on securities	(564.2)
Fees and other revenues	55.9
Service revenues	25.4
Total revenues	3,398.9

Expenses:
Losses and loss adjustment expenses	2,894.9
Policy acquisition costs	263.8
Other underwriting expenses	466.8
Investment expenses	1.7
Service expenses	26.0
Interest expense	21.0
Goodwill impairment	224.8	Reflects partial write down of goodwill associated with the ARX Holding Corp. acquisition.
Total expenses	3,899.0

Income (loss) before income taxes	(500.1)
Provision (benefit) for income taxes	(63.4)
Net income (loss)	(436.7)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(309.7)
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	(0.2)
Other comprehensive income (loss)	(309.9)
Total comprehensive income (loss)	$(746.6)

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2021 audited consolidated financial statements included in our 2021 Shareholders’ Report, which can be found at www.progressive.com/annualreport. In addition, see our Critical Accounting Policies included in our 2021 Shareholders’ Report for a discussion of our analysis of goodwill for impairment.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
June 2022
(millions)
(unaudited)

	Year-to-Date
	2022	2021	% Change
Net premiums written	$25,603.1	$23,209.4	10

Revenues:
Net premiums earned	$23,950.8	$21,402.5	12
Investment income	534.6	430.9	24
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	492.1	553.9	(11)
Net holding period gains (losses) on securities	(2,110.8)	495.7	NM
Net impairment losses recognized in earnings	(4.3)	(2.5)	72
Total net realized gains (losses) on securities	(1,623.0)	1,047.1	(255)
Fees and other revenues	350.5	341.9	3
Service revenues	147.8	128.3	15
Total revenues	23,360.7	23,350.7	0

Expenses:
Losses and loss adjustment expenses	18,279.5	15,516.9	18
Policy acquisition costs	1,897.0	1,803.2	5
Other underwriting expenses	2,937.5	2,921.6	1
Investment expenses	11.6	11.9	(3)
Service expenses	138.7	117.2	18
Interest expense	117.3	112.8	4
Goodwill impairment	224.8	0	NM
Total expenses	23,606.4	20,483.6	15

Income (loss) before income taxes	(245.7)	2,867.1	(109)
Provision (benefit) for income taxes	(16.7)	597.0	(103)
Net income (loss)	(229.0)	2,270.1	(110)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(2,249.7)	(448.5)	402
Net unrealized losses on forecasted transactions	0.2	0.5	(60)
Foreign currency translation adjustment	(0.2)	(0.5)	(60)
Other comprehensive income (loss)	(2,249.7)	(448.5)	402
Total comprehensive income (loss)	$(2,478.7)	$1,821.6	(236)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
June 2022
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2022	2021

Net income (loss)	$(436.7)	$(229.0)	$2,270.1
Less: Preferred share dividends	2.2	13.4	13.4
Net income (loss) available to common shareholders	$(438.9)	$(242.4)	$2,256.7
Per common share:
Basic	$(0.75)	$(0.41)	$3.86
Diluted[1]	$(0.75)	$(0.41)	$3.85

Comprehensive income (loss)	$(746.6)	$(2,478.7)	$1,821.6
Less: Preferred share dividends	2.2	13.4	13.4
Comprehensive income (loss) attributable to common shareholders	$(748.8)	$(2,492.1)	$1,808.2
Per common share:
Diluted[1]	$(1.28)	$(4.27)	$3.08

Average common shares outstanding - Basic	584.3	584.3	584.7
Net effect of dilutive stock-based compensation	2.2	2.1	2.1
Total average equivalent common shares - Diluted	586.5	586.4	586.8

1 Basic earnings per share is disclosed when either a net loss or a comprehensive loss attributable to common shareholders is reported since diluted earnings per share are antidilutive.

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2022	2021
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(1.1)%	(5.9)%	0.2%
Common stocks	(8.3)%	(20.4)%	20.7%
Total portfolio	(1.6)%	(7.2)%	1.9%

Pretax annualized investment income book yield	2.5%	2.1%	2.0%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2022
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,380.5	$1,544.4	$2,924.9	$736.0	$216.1	$3,877.1
% Growth in NPW	5%	10%	8%	6%	2%	7%
Net Premiums Earned	$1,348.4	$1,522.3	$2,870.7	$719.5	$179.7	$3,770.2
% Growth in NPE	3%	6%	5%	32%	6%	9%

GAAP Ratios
Loss/LAE ratio	77.7	78.1	78.0	69.0	85.1	76.6
Expense ratio	16.0	18.6	17.3	18.8	26.9	18.1
Combined ratio	93.7	96.7	95.3	87.8	112.0	94.7
Net catastrophe loss ratio[1]			2.0	0.5	24.5	2.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(10.1)
Current accident year						(16.3)
Calendar year actuarial adjustment	$(16.6)	$(7.4)	$(24.0)	$(0.2)	$(2.2)	$(26.4)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(10.1)
All other development						45.3
Total development						$35.2

Calendar year loss/LAE ratio						76.6
Accident year loss/LAE ratio						77.5

1Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses primarily related to thunderstorms, hail, and wind throughout the United States.
2Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2022
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$9,010.0	$10,181.4	$19,191.4	$5,234.5	$1,175.7	$25,603.1
% Growth in NPW	3%	6%	5%	38%	10%	10%
Net Premiums Earned	$8,689.8	$9,699.5	$18,389.3	$4,431.6	$1,128.6	$23,950.8
% Growth in NPE	4%	7%	6%	46%	16%	12%

GAAP Ratios
Loss/LAE ratio	76.3	77.5	76.9	70.6	86.4	76.2
Expense ratio	17.4	18.9	18.2	19.3	26.8	18.8
Combined ratio	93.7	96.4	95.1	89.9	113.2	95.0
Net catastrophe loss ratio[1]			1.8	0.3	29.5	2.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(50.4)
Current accident year						(53.2)
Calendar year actuarial adjustment	$(16.5)	$6.6	$(9.9)	$(60.8)	$(32.9)	$(103.6)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(50.4)
All other development						(94.5)
Total development						$(144.9)

Calendar year loss/LAE ratio						76.2
Accident year loss/LAE ratio						75.6

1Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

June 2022
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $46,028.8)	$43,172.5
Short-term investments (amortized cost: $4,611.8)	4,611.8
Total available-for-sale securities	47,784.3
Equity securities:
Nonredeemable preferred stocks (cost: $1,522.5)	1,360.5
Common equities (cost: $783.6)	2,784.7
Total equity securities	4,145.2
Total investments[2,3]	51,929.5
Net premiums receivable	10,561.8
Reinsurance recoverables (including $4,684.6 on unpaid loss and LAE reserves)	4,961.2
Deferred acquisition costs	1,498.4
Goodwill and intangible assets[4]	325.1
Other assets	3,781.2
Total assets	$73,057.2

Unearned premiums	$17,274.8
Loss and loss adjustment expense reserves	27,812.0
Other liabilities[2]	5,931.2
Debt	6,386.5
Total liabilities	57,404.5
Shareholders’ equity	15,652.7
Total liabilities and shareholders’ equity	$73,057.2

Common shares outstanding	584.9
Common shares repurchased - June	0
Average cost per common share	$0
Book value per common share	$25.92
Trailing 12-month return on average common shareholders’ equity
Net income	4.7%
Comprehensive income	(10.7)%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(2,776.4)
Increase (decrease) from May 2022	$(392.0)
Increase (decrease) from December 2021	$(2,847.8)
Debt-to-total capital ratio	29.0%
Fixed-income portfolio duration	2.8
Weighted average credit quality	AA-
1 As of June 30, 2022, we held certain hybrid securities and recognized a change in fair value of $79.9 million as a realized loss during the period we held these securities.
2 At June 30, 2022, we had an immaterial amount of net unsettled security transactions classified in “other liabilities.”
3 Includes $4.9 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
4 See the Monthly Commentary on page 8 of this release for additional discussion.

Monthly Commentary
•In connection with the preparation of our June and second quarter 2022 financial results, we wrote down $224.8 million of goodwill assigned to our Property segment, which was primarily related to the 2015 acquisition of ARX Holding Corp. Based on our analysis, we concluded that the fair value of our Property segment is less than the current carrying value, primarily driven by reduced forecasted profitability given the magnitude of recent weather events, as well as other factors impacting our plans to restore our Property business to target profitability in a timely fashion. There is no indication of impairment on the remaining $227.9 million of goodwill, which is primarily attributable to our Personal Lines Agency business and related to the ARX acquisition.

Events
Our second quarter Investor Relations conference call is currently scheduled to be held on Wednesday, August 3, 2022, at 9:30 a.m. eastern time. The call and webcast is scheduled to last 90 minutes and will begin with an approximate 45-minute presentation on the Property business, followed by a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Tuesday, August 2, 2022. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the teleconference, or any event changes, will be available at: https://investors.progressive.com/events.

We plan to release July results on Wednesday, August 17, 2022, before the market opens.

About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us whenever, wherever and however it’s most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest car insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of the COVID-19 pandemic and measures taken in response; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2021.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.